AMENDMENT

This AMENDMENT executed and delivered as of May 8, 1998 by and between ADVANCED PARTICLE TECHNOLOGIES, INC., A Delaware corporation ("APT"), and VANGKOE INDUSTRIES INC., a Florida corporation ("VANGKOE");

                                   WITNESSETH:

      WHEREAS, APT And VANGKOE entered into A Technology Purchase Agreement ("TPA") dated as of June 30, 1997 and

      WHEREAS, the parties accordingly now desire to amend said TPA in accordance with Section 6.5 of said Agreement and

      WHEREAS, APT and VANGKOE agree to amend the terms of the TPA with respect to the matters set forth below and be legally bound with all such changes

Amend as follows:

1. Delete in its entirety Section 3 "Royalty Payment" and replace it with the following:

      "3. Royalty Payment

      If APT or its affiliates shall sell coated particles utilizing the coating technology purchased by APT pursuant to this Technology Purchase Agreement, as the same may be modified, enhanced or improved by APT, to any customer for use in any market, APT or its affiliates shall pay to VANGKOE a royalty equal to $0.025 per pound of coated material sold during the period May 8, 1998 through and including May 7, 2003 and $0.015 per pound of coated material sold during the five-year period May 8, 2003 through and including May 7, 2008 for materials sold exclusively in the swimming pool industry, and a royalty equal to $0.02 per pound of coated material sold during the period May 8, 1998 through and including May 7, 2003 and $0.01 per pound of coated material sold during the five-year period May 8, 2003 through and including May 7, 2008 for all other markets. Such payment will be made on a semi-annual basis on or prior to March 31st and September 30th of each year and shall be accompanied by reasonably detailed documentation supporting the calculation of such royalty. Such royalty shall be due regardless of whether the coating technology was applied at APT's current St. Augustine, Florida facility or at another new or existing facility of APT or any of its affiliates, suppliers or customers. If VANGKOE shall disagree with the calculation of any semi-annual royalty payment, VANGKOE shall provide written notice thereof to APT within 10 days following its receipt of the calculation add payment. VANGKOE and APT shall then work together in good faith to resolve the dispute within the following 30-day period. If the parties are unable to resolve the dispute within such 30-day period, the dispute will be resolved by arbitration in accordance with Section 6.2 below."

2. Under Section 4 "Certain Additional Agreements" -- subsection (a) -- Delete "as well as the benefits to be realized by VANGKOE under the Distribution Agreement".

3. Under Section 4 "Certain Agreements" -- subsection (a)(ii) -- Delete "and termination of Distributor Agreement".
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Page Two of AMENDMENT

4. Under Section 4 "Certain Agreements" -- subsection (a)(B)(ii) -- Delete "or the Distributor Agreement".

5. Under Section 5 "Representations and Warranties" -- subsection (a) -- Replace "and the Distributor Agreement have" to "has".

4. Under Section 6.1 "Notices" -- subsection (i) change address from" 82 Bethany Road, Hazlet, New Jersey 07730 Telephone: (908) 888-3828
      Telecopier: (908) 888-3930" to "2180 Park Ave. North, Suite 110, Winter Park, Florida 32790 Telephone: (407) 207-5900 Telecopier: (407) 207-5955".

5. (a) This Amendment shall be governed by and construed in and all of which together shall constitute one and the same document.

      (b) If any provision of this Amendment it invalidated by a Court of competent jurisdiction, then all of the remaining provisions of this Amendment shall remain in full force and effect.

      (c) This Amendment constitutes the entire Agreement between the parties hereto with respect to the matters set forth herein and supersedes in its entirety any and all agreements or communications, whether written or oral, previously made in connection with the matters herein. Any agreement to amend or modify the terms and conditions of this Amendment must be in writing and executed by both parties hereto.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THEIR DULY AUTHORIZED OFFICERS TO EXECUTE AND DELIVER THIS AMENDMENT TO THE TECHNOLOGY PURCHASE AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.


ADVANCED PARTICLE TECHNOLOGIES, INC.


By: /s/ William Amt
   ---------------------------

Name: William Amt
     -------------------------

Title: President
      ------------------------


VANGKOE INDUSTRIES, INC.


By: /s/ Jeff Koebrick
   ---------------------------

Name: Jeff Koebrick
     -------------------------

Title: Pres
      ------------------------


WITNESS:


By: /s/ John G. Murchie
   ---------------------------

Name: John G. Murchie
     -------------------------